PROSHARES TRUST

ProShares UltraPro Communication Services Select Sector

ProShares UltraPro Financial Select Sector

ProShares UltraPro Nasdaq Biotechnology

ProShares UltraPro Short Communication Services Select Sector

ProShares UltraPro Short Financial Select Sector

ProShares UltraPro Short Nasdaq Biotechnology

(collectively, the “Funds”)

Supplement dated March 16, 2020

to each Fund’s Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

dated October 1, 2019, each as supplemented or amended

On March 15, 2020, ProShares announced that it plans to close and liquidate the following funds, traded on the exchanges noted.

Fund	Ticker	Exchange

UltraPro Communication Services Select Sector

UltraPro Financial Select Sector

UltraPro Nasdaq Biotechnology Sector

UltraPro Short Communication Services Select Sector

UltraPro Short Financial Select Sector

	UCOM FINU UBIO SCOM FINZ	NYSE Arca NYSE Arca The Nasdaq Stock Market NYSE Arca NYSE Arca
UltraPro Short Nasdaq Biotechnology	ZBIO	The Nasdaq Stock Market

The last day the Funds will accept creation orders from Authorized Participants is March 27, 2020. It is expected that March 27, 2020 will be each Fund’s last full day of trading on their respective exchanges. Shareholders may sell their shares of a Fund (subject to any applicable brokerage or transaction costs) until the market close on March 27, 2020. Trading in each Fund will be suspended after the close of business on March 27, 2020.

From March 30, 2020 through April 3, 2020 (the expected “Distribution Date”), shares of each Fund will not be traded on their respective exchanges and there will not be a secondary market for the Funds’ shares. On or about March 27, 2020, each Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.

Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date.

Each Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.